PROXY STATEMENT


                                         CCMI FUNDS
                                      CCMI Equity Fund
                                       CCMI Bond Fund


                         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD JUNE 27, 2003

     A special meeting of the shareholders of CCMI Funds (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on June 27, 2003, to elect five Trustees and to transact such other business as may properly come before the meeting or any adjournment thereof. The Trust is composed of two separate investment portfolios: CCMI
Equity Fund and CCMI Bond Fund (individually referred to as a "Fund" or collectively as the "Funds").

     The Board of Trustees has fixed May 16, 2003, as the record date for determination of shareholders entitled to vote at the meeting.

                                               By Order of the Board of Trustees



                                               John W. McGonigle
                                               Secretary


June 11, 2003



     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



3



                                     TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting.. ....3

PROPOSAL: ELECTION OF FIVE TRUSTEES........................3

Nominees...................................................5

THE PRESENT BOARD OF TRUSTEES AND OFFICERS.................7

INFORMATION ABOUT THE TRUST................................12

Proxies, Quorum and Voting at the  Special Meeting.........12

Share Ownership of the Trust...............................13

Other Matters and Discretion of Attorneys Named in the
Proxy........................................13


                                 PROXY STATEMENT


                                   CCMI FUNDS
                                CCMI Equity Fund
                                 CCMI Bond Fund

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010


About the Proxy Solicitation and the Special Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on June 27, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents, of the Trust. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy cards are expected to be mailed on or about June 11, 2003, to shareholders of record at the close of business on May 16, 2003 (the "Record Date"). On the Record Date, the Funds had outstanding shares of beneficial interest as follows: CCMI Equity Fund had 7,325,986 Shares and CCMI Bond Fund had 10,477,496 Shares.

     The most recent annual report for CCMI Equity Fund, which includes audited financial statements for the fiscal year ended May 31, 2002, and the most recent semi-annual reports for both Funds, which include unaudited financial statements for the six months ended November 30, 2002, have been mailed to shareholders. The Fund will furnish these reports without charge upon either written or telephone request. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll free number is 1-800-386-3111.


                            PROPOSAL: ELECTION OF FIVE TRUSTEES


     The Trust is managed by a Board of Trustees (the "Board" or "Trustees"). The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved to the shareholders. As of the date of this proxy statement, the Board (the "Present Board") consists of twelve Trustees (the "Present Trustees"). All of the Present Trustees have served in that capacity continuously since January 13, 1992, with the exception of Thomas G. Bigley who has served continuously since November 15, 1994, John E. Murray, Jr., who has served continuously since February 14, 1995, and Nicholas
P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., and John S. Walsh, who have served continuously since January 1, 1999 and J. Christopher Donahue who has served continuously since January 1, 2000.

     The Present Board recently approved a proposal for the appointment of a new board (the "Nominees") that would serve in place of the Present Trustees, subject to approval by shareholders of the Trust. The reason for this action is to facilitate implementation of the joint decision of Federated Investors, Inc. ("Federated"), the Funds' current principal service provider, and Commerce Capital Management, Inc. (the "Adviser"), the Funds' Adviser, that the Funds withdraw from the Federated complex of funds served by the Present Board, and become part of a fund complex which uses Unified Fund Services, Inc. as principal service provider and is served by a board consisting of the Nominees.

     While the Present Trustees have proposed that the Nominees listed below succeed the Present Board (subject to shareholder approval), the Present Trustees, as of the date of this proxy statement, have not considered any changes in the service providers to the Trust. The Adviser will continue to manage the Trust's investments. The Present Trustees are currently serving as Trustees and will continue to serve in their capacities until the results of the shareholder vote at the Special Meeting are certified and recorded, and the Nominees will then become Trustees. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Trustees will continue to serve in their current capacities, and will consider what action, if any, should be taken.

     At the Special Meeting, votes will be taken on the election of the Nominees to serve as Trustees of the Trust to hold office until the election and qualification of their successors. None of the Nominees is related to one another. None of the Nominees is presently serving as a Trustee of the Trust. All of the Nominees have consented to serve if elected at the Special Meeting. The Nominees will be elected by a plurality of votes cast at the Special Meeting, which means that the individuals receiving the greatest number of votes at the Special Meeting will be elected. If elected, the Nominees will hold office without limit in time until death, resignation, retirement or removal or until the next meeting of shareholders to elect Trustees and the election and qualifications of their successors.

     Shares of both Funds will be voted together as a single class of shares on the election of Trustees.

     The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective;
(c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and
(d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.


Nominees

     The Table below provides a listing of each Nominee standing for election along with their addresses, birth dates, principal occupations during the past five years, other directorships held by each Nominee, and aggregate compensation from the Trust. None of the Nominees is affiliated with the Adviser or with the Funds' principal underwriter, Federated Securities Corp. ("FSC"), a subsidiary of Federated. None of the Nominees (1) own shares of the Trust, the Adviser or FSC, or (2) directly or indirectly controls, is controlled by, or is under common control with the Adviser or FSC.


-----------------------------------------------------------------------
Name, Address & Date    Principal Occupation(s) During     Aggregate
      of Birth         Past 5 Years Other Directorships   Compensation
                                     Held                  From Trust
                            and Previous Positions
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Timothy L. Ashburn    Principal Occupation: Chairman of       $0
(1)                   Unified Financial Services, Inc.
1104 Buttonwood       since 1989 and Chief Executive
Court                 Officer from 1989 to 1992 and 1994
Lexington, KY 40515   to April 2002; President of
                      Unified Financial Services from
Year of Birth: 1950   November 1997 to April 2000.

                      Other Directorships Held: Director
                      of Unified Financial Services,
                      Inc., Unified Fund Services, Inc.,
                      and Unified Financial Securities,
                      Inc.; Trustee of AmeriPrime Funds,
                      AmeriPrime Advisors Trust and
                      Unified Series Trust.

-----------------------------------------------------------------------
-----------------------------------------------------------------------
Ronald C. Tritschler  Principal Occupation: Chief             $0
(1)                   Executive Officer, Director and
2361 Old Hickory Lane legal counsel of The Webb
Lexington, KY 40515   Companies, a national real estate
                      company, from 2001 to present;
Year of Birth: 1952   Executive Vice President and
                      Director of The Webb Companies
                      from 1990 to 2000.


                      Other Directorships Held: Director
                      of  The Lexington Bank and The
                      Traxx Companies, an owner and
                      operator of convenience stores.
                      Trustee of AmeriPrime Funds,
                      Unified Series Trust  and
                      AmeriPrime Advisors Trust.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Gary E. Hippenstiel   Principal Occupation: Director,         $0
600 Jefferson Street  Vice President and Chief
Suite 350             Investment Officer of Legacy Trust
Houston, TX 77002     Company since 1992.

Year of Birth: 1947
                      Other Directorships Held: Trustee
                      of AmeriPrime Funds, AmeriPrime
                      Advisors Trust , Unified Series
                      Trust and Access Variable
                      Insurance Trust.

-----------------------------------------------------------------------

-----------------------------------------------------------------------
 Name, Address, Date         Principal Occupations         Aggregate
      of Birth               for Past Five Years,         Compensation
                           Other Directorships Held        From Trust
                            and Previous Positions
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Stephen A. Little     Principal Occupations: President        $0
3647 Totem Lane       and founder, The Rose, Inc., a
Indianapolis, IN      registered investment advisor,
46208                 since April 1993.

Year of Birth: 1946
                      Other Directorships Held: Trustee
                      of AmeriPrime Funds, Unified
                      Series Trust and AmeriPrime
                      Advisors Trust.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Daniel J. Condon      Principal Occupation: Vice              $0
2385 The Woods Lane   President and General Manager,
Lexington, KY 40502   International Crankshaft Inc., an
                      automotive equipment manufacturing
Year of Birth: 1950   company, 1990 to present.

                      Other Directorships Held: Trustee
                      of AmeriPrime Funds, Unified
                      Series Trust and AmeriPrime
                      Advisors Trust.

-----------------------------------------------------------------------

     (1) It is anticipated that following their election as Trustees, the Nominees willl consider the selection of Unified Financial Securities Inc., to replace FSC as the Funds' principal underwriter. If such proposal is approved, Mr. Ashburn will be deemed to be an "interested person" of the Trust because he is a director of Unified Financial Securities, Inc. and Mr. Tritschler will be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., parent of Unified Financial Securities, Inc.

     The Present Board is comprised of twelve Trustees, three of whom are deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). If the Nominees are elected, the Trust's Board will be comprised of three non-interested Trustees and two interested Trustees. The Present Board met four times during the fiscal year ended May 31, 2002, and each of the Present Trustees attended all of the Board meetings. It is anticipated that the Nominees, upon being elected Trustees, will meet at least four times a year at regularly scheduled meetings. The committees, organization and activity of the Present Board are described in the section entitled "The Present Board of Trustees and Officers" in this proxy statement. The Nominees have not yet made any decision with respect to whether to designate responsibilities to similar committees.

     If a Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                       THE PRESENT BOARD OF TRUSTEES RECOMMENDS THAT
                              SHAREHOLDERS ELECT THE NOMINEES

     The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The CCMI Complex consists of two investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the CCMI Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-four portfolios; Federated Investors Funds - 138 portfolios; Regions Morgan Keegan Select Funds-nine portfolios; Riggs Funds-eight portfolios; WesMark Funds-five portfolios; and Golden Oak(R) Family of Funds- seven portfolios.

                         THE PRESENT BOARD OF TRUSTEES AND OFFICERS


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name                  Principal Occupation(s) for Past   Aggregate
Birth Date            Five Years, Other Directorships    Compensation
Address               Held and Previous Position(s)      From Trust
Positions Held with                                      (past
Trust                                                    fiscal
Date Service Began                                       year)
                      Principal Occupations: Chairman    $0
John F. Donahue*      and Director or Trustee of the
Birth Date: July 28,  Federated Fund Complex; Chairman
1924                  and Director, Federated
CHAIRMAN AND TRUSTEE  Investors, Inc.
Began serving:        ---------------------------------
January 31, 1992
                      Previous Positions: Trustee,
                      Federated Investment Management
                      Company and Chairman and
                      Director, Federated Investment
                      Counseling

                      Principal Occupations: Principal   $0
J. Christopher        Executive Officer and President
Donahue*              of the Federated Fund Complex;
Birth Date: April     Director or Trustee of some of
11, 1949              the Funds in the Federated Fund
EXECUTIVE VICE        Complex; President, Chief
PRESIDENT AND TRUSTEE Executive Officer and Director,
Began serving:        Federated Investors, Inc.;
January 2000          Chairman and Trustee, Federated
                      Investment Management Company;
                      Trustee, Federated Investment
                      Counseling; Chairman and
                      Director, Federated Global
                      Investment Management Corp.;
                      Chairman, Passport Research,
                      Ltd.; Trustee, Federated
                      Shareholder Services Company;
                      Director, Federated Services
                      Company.

                      Previous Positions: President,
                      Federated Investment Counseling;
                      President and Chief Executive
                      Officer, Federated Investment
                      Management Company; President
                      and Chief Executive Officer,
                      Federated Global Investment
                      Management Corp.; President and
                      Chief Executive Officer,
                      Passport Research, Ltd.


--------------------------------------------------------------------------------
Name                  Principal Occupation(s) for Past   Aggregate
Birth Date            Five Years, Other Directorships    Compensation
Address               Held and Previous Position(s)      From Trust
Positions Held with                                      (past
Trust                                                    fiscal
Date Service Began                                       year)

--------------------------------------------------------------------------------
                      Principal Occupations: Director
Lawrence D. Ellis,    or Trustee of the Federated Fund   $1,056.71
M.D.*                 Complex; Professor of Medicine,
Birth Date: October   University of Pittsburgh;
11, 1932              Medical Director, University of
3471 Fifth Avenue     Pittsburgh Medical Center
Suite 1111            Downtown; Hematologist,
Pittsburgh, PA        Oncologist and Internist,
TRUSTEE               University of Pittsburgh Medical
Began serving:        Center.
January 1992
                      Other Directorships Held:
                      Member, National Board of
                      Trustees, Leukemia Society of
                      America.

                      Previous Positions: Trustee,
                      University of Pittsburgh;
                      Director, University of
                      Pittsburgh Medical Center.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
--------------------------------------------------------------------------------

Name                  Principal Occupation(s) for Past   Aggregate
Birth Date            Five Years, Other Directorships    Compensation
Address               Held and Previous Position(s)      From Trust
Positions Held with                                      past
Trust                                                   (fiscal
--------------------                                     year)
Date Service Began
                      Principal Occupation: Director
Thomas G. Bigley      or Trustee of the Federated Fund   $1,162.55
Birth Date:           Complex.
February 3, 1934
15 Old Timber Trail   Other Directorships Held:
Pittsburgh, PA        Director, Member of Executive
TRUSTEEE              Committee, Children's Hospital
Began serving:        of Pittsburgh; Director,
November 1994         University of Pittsburgh.

                      Previous Position: Senior
                      Partner, Ernst & Young LLP.

                      Principal Occupations: Director
John T. Conroy, Jr.   or Trustee of the Federated Fund   $1,162.55
Birth Date: June      Complex; Chairman of the Board,
23, 1937              Investment Properties
Grubb &               Corporation; Partner or Trustee
Ellis/Investment      in private real estate ventures
Properties            in Southwest Florida.
Corporation
3838 Tamiami Trail    Previous Positions: President,
N.                    Investment Properties
Naples, FL            Corporation; Senior Vice
TRUSTEE               President, John R. Wood and
Began serving:        Associates, Inc., Realtors;
January 1992          President, Naples Property
                      Management, Inc. and Northgate
                      Village Development Corporation.

                      Principal Occupation: Director
Nicholas P.           or Trustee of the Federated Fund   $1,162.55
Constantakis          Complex.
Birth Date:
September 3, 1939     Other Directorships Held:
175 Woodshire Drive   Director, Michael Baker
Pittsburgh, PA        Corporation (engineering and
TRUSTEE               energy services worldwide).
Began serving:
January 1999          Previous Position: Partner,
                      Andersen Worldwide SC.

     * Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

-------------------------------------------------------------------------------



Name                  Principal Occupation(s) for Past   Aggregate
Birth Date            Five Years, Other Directorships    Compensation
Address               Held and Previous Position(s)      From Trust
Positions Held with                                      past
Trust                                                   (Fiscal
--------------------                                     year)
Date Service Began
                      Principal Occupation: Director
John F. Cunningham    or Trustee of the Federated Fund   $1,056.71
Birth Date: March     Complex.
5, 1943
353 El Brillo Way     Other Directorships Held:
Palm Beach, FL        Chairman, President and Chief
TRUSTEE               Executive Officer, Cunningham &
Began serving:        Co., Inc. (strategic business
January 1999          consulting); Trustee Associate,
                      Boston College.

                      Previous Positions: Director,
                      Redgate Communications and EMC
                      Corporation (computer storage
                      systems); Chairman of the Board
                      and Chief Executive Officer,
                      Computer Consoles, Inc.;
                      President and Chief Operating
                      Officer, Wang Laboratories;
                      Director, First National Bank of
                      Boston; Director, Apollo
                      Computer, Inc.

                      Principal Occupation: Director
Peter E. Madden       or Trustee of the Federated Fund   $1,056.71
Birth Date: March     Complex; Management Consultant.
16, 1942
One Royal Palm Way    Other Directorships Held: Board
100 Royal Palm Way    of Overseers, Babson College.
Palm Beach, FL
TRUSTEE               Previous Positions:
Began serving:        Representative, Commonwealth of
January 1992          Massachusetts General Court;
                      President, State Street Bank and
                      Trust Company and State Street
                      Corporation (retired); Director,
                      VISA USA and VISA International;
                      Chairman and Director,
                      Massachusetts Bankers
                      Association; Director,
                      Depository Trust Corporation;
                      Director, The Boston Stock
                      Exchange.

                      Principal Occupations: Director
Charles F.            or Trustee of the Federated Fund   $1,162.55
Mansfield, Jr.        Complex; Management Consultant;
Birth Date: April     Executive Vice President, DVC
10, 1945              Group, Inc. (marketing,
80 South Road         communications and technology)
Westhampton Beach,    (prior to 9/1/00).
NY
TRUSTEE               Previous Positions: Chief
Began serving:        Executive Officer, PBTC
January 1999          International Bank; Partner,
                      Arthur Young & Company (now
                      Ernst & Young LLP); Chief
                      Financial Officer of Retail
                      Banking Sector, Chase Manhattan
                      Bank; Senior Vice President,
                      HSBC Bank USA (formerly, Marine
                      Midland Bank); Vice President,
                      Citibank; Assistant Professor of
                      Banking and Finance, Frank G.
                      Zarb School of Business, Hofstra
                      University.


--------------------------------------------------------------------------------
Name                  Principal Occupation(s) for Past   Aggregate
Birth Date            Five Years, Other Directorships    Compensation
Address               Held and Previous Position(s)      From Trust
Positions Held with                                      past
Trust                                                   (Fiscal
--------------------                                     year)
Date Service Began
John E. Murray,       Principal Occupations: Director
Jr., J.D., S.J.D.     or Trustee of the Federated Fund   $1,089.29
Birth Date:           Complex; Chancellor and Law
December 20, 1932     Professor, Duquesne University;
Chancellor,           Consulting Partner, Mollica &
Duquesne University   Murray.
Pittsburgh, PA
TRUSTEE               Other Directorships Held:
Began serving:        Director, Michael Baker Corp.
February 1995         (engineering, construction,
                      operations and technical
                      services).

                      Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean
                      and Professor of Law, Villanova
                      University School of Law.

                      Principal Occupations: Director
Marjorie P. Smuts     or Trustee of the Federated Fund   $1,056.71
Birth Date: June      Complex; Public
21, 1935              Relations/Marketing
4905 Bayard Street    Consultant/Conference
Pittsburgh, PA        Coordinator.
TRUSTEE
Began serving:        Previous Positions: National
January 1992          Spokesperson, Aluminum Company
                      of America; television producer;
                      President, Marj Palmer Assoc.;
                      Owner, Scandia Bord.

                      Principal Occupations: Director
John S. Walsh         or Trustee of the Federated Fund   $1,056.71
Birth Date:           Complex; President and Director,
November 28, 1957     Heat Wagon, Inc. (manufacturer
2604 William Drive    of construction temporary
Valparaiso, IN        heaters); President and
TRUSTEE               Director, Manufacturers
Began serving:        Products, Inc. (distributor of
January 1999          portable construction heaters);
                      President, Portable Heater
                      Parts, a division of
                      Manufacturers Products, Inc.

                      Previous Position: Vice
                      President, Walsh & Kelly, Inc.



--------------------------------------------------------------------------------


OFFICERS**

Name                           Principal Occupation(s) and Previous Position(s)
Birth Date
Address
Positions Held with Trust
-----------------------------
Date Service Began

                              Principal Occupations: Senior Vice President and
Peter J. Germain              Director of Proprietary Fund Services, Federated
Birth Date: September 3, 1959 Services Company.
PRESIDENT
-----------------------------
Began serving: August 2000

                              Principal Occupations: Executive Vice President and
John W. McGonigle             Secretary of the Federated Fund Complex; Executive Vice
Birth Date: October 26, 1938  President, Secretary and Director, Federated Investors,
EXECUTIVE VICE PRESIDENT AND  Inc.
SECRETARY
Began serving: June 1995

Richard J. Thomas             Principal Occupations: Principal Financial Officer and
Birth Date: June 17, 1954     Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                     President, Federated Administrative Services.
Began serving: August 2000

                              Principal Occupations: Vice President, Federated
Beth S. Broderick             Services Company.
Birth Date: August 2, 1965
VICE PRESIDENT
-----------------------------
Began serving: August 2000

**    Officers do not receive any compensation from the Fund.
--------------------------------------------------------------------------------

     Thomas R. Donahue,  Chief Financial Officer, Vice President,  Treasurer and
Assistant Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12,
2000.  Mr. John E. Murray,  Jr., an Independent  Trustee of the Fund,  served as
President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.


COMMITTEES of the board
                           Committee Functions                         Meetings Held
Board     Committee                                                    During Last
Committee Members                                                      Fiscal Year
Executive John F. Donahue  In between meetings of the full Board,           One
          John E. Murray,  the Executive Committee generally may
          Jr.              exercise all the powers of the full Board
                           in the management and direction of the
                           business and conduct of the affairs of
                           the Trust in such manner as the Executive
                           Committee shall deem to be in the best
                           interests of the Trust. However, the
                           Executive Committee cannot elect or
                           remove Board members, increase or
                           decrease the number of Trustees, elect or
                           remove any Officer, declare dividends,
                           issue shares or recommend to shareholders
                           any action requiring shareholder approval.

 Audit    Thomas G. Bigley The Audit Committee reviews and                 Three
          John T. Conroy,  recommends to the full Board the
          Jr.              independent auditors to be selected to
          Nicholas P.      audit the Fund's financial statements;
          Constantakis     meet with the independent auditors
          Charles F.       periodically to review the results of the
          Mansfield, Jr.   audits and report the results to the full
                           Board; evaluate the independence of the
                           auditors, review legal and regulatory
                           matters that may have a material effect
                           on the financial statements, related
                           compliance policies and programs, and the
                           related reports received from regulators;
                           review the Fund`s internal audit
                           function; review compliance with the
                           Fund`s code of conduct/ethics; review
                           valuation issues; monitor inter-fund
                           lending transactions; review custody
                           services and issues and investigate any
                           matters brought to the Committee's
                           attention that are within the scope of
                           its duties.


--------------------------------------------------------------------------------

     Board ownership of shares in the fund and in the CCMI family of Investment companies AS OF dECEMBER 31, 2002


                                   Aggregate
                      Dollar       Dollar Range of
                      Range of     Shares Owned in
                      Shares       CCMI Family of
Interested            Owned        Investment
Board Member Name     in Fund      Companies
John F. Donahue            NONE             NONE
J. Christopher             NONE             NONE
Donahue
Lawrence D. Ellis,         NONE             NONE
M.D.

Independent
Board Member Name
Thomas G. Bigley           NONE             NONE
John T. Conroy, Jr.        NONE             NONE
Nicholas P.                NONE             NONE
Constantakis
John F. Cunningham         NONE             NONE
Peter E. Madden            NONE             NONE
Charles F.                 NONE             NONE
Mansfield, Jr.
John E. Murray,            NONE             NONE
Jr., J.D., S.J.D.  --

Marjorie P. Smuts          NONE             NONE
John S. Walsh              NONE             NONE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INFORMATION ABOUT THE TRUST
--------------------------------------------------------------------------------

Proxies, Quorum and Voting at the Special Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each Fund is entitled to one vote with respect to matters impacting that Fund or the Trust generally. Fractional shares are entitled to proportionate shares of one vote. Election of Trustees shall be decided by a plurality of the votes cast.

     ......  Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees.

     ......If a quorum is not  present,  the  persons  named as proxies may vote those proxies,
which have been received to adjourn the Special Meeting to a later date.


Share Ownership of the Trust

     Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Funds:

CCMI Equity Fund

     Central  Carolina  Bank & Trust owned  approximately  6,550,  853  (89.42%)
Shares.

CCMI Bond Fund

     Central  Carolina  Bank & Trust  owned  approximately  10,474,783  (99.97%)
Shares.

--------------------------------------------------------------------------------
                OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
--------------------------------------------------------------------------------

     ......The  Trust  is not  required,  and does not  intend,  to hold  annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to CCMI Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

     ......No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.




--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
UNITED                                                                   STATES.
--------------------------------------------------------------------------------

                                                        By Order of the Trustees



                                                            John W. McGonigle
Secretary

June 11, 2003

CCMI FUNDS

Investment Adviser

COMMERCE CAPITAL MANAGEMENT, INC.

850 Ridgelake Boulevard #101
Memphis, TN 38120

Distributor

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Administrator

FEDERATED ADMINISTRATIVE SERVICES

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


Cusip 12501 K 302
Cusip 12501 K 401

(6/03)


                                  SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement

[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                         CCMI FUNDS
--------------------------------------------------------------------------------
                      (Name of Registrant as Specified In Its Charter)
                             Federated Administrative Services
--------------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[    ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)....Amount Previously Paid:
            ____________________________________________________________

      2)....Form, Schedule or Registration Statement No.:
            ____________________________________________________________

      3)....Filing Party:
            ____________________________________________________________

      4)....Date Filed:
.............____________________________________________________________


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of CCMI Funds, hereby appoint C. Grant Anderson, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and Heidi B. Loeffert, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of CCMI Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 27, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern Time), and at any adjournment thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CCMI FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     Proposal 1 To elect Timothy L. Ashburn, Ronald C. Tritschler, Gary E. Hippenstiel, Stephen A. Little and Daniel J. Condon as Trustees of the Trust.

                        FOR                     [   ]
                        WITHHOLD ALL            [   ]
                        FOR ALL EXCEPT*         [   ]


     Proposal 2 To transact such other business as may properly come before the Meeting or any adjournment thereof.

                        FOR                     [   ]
                        AGAINST                 [   ]


     *If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee (s') name. Your shares will be voted for the remaining nominees.

                                        YOUR VOTE IS IMPORTANT
                                  Please complete, sign and return this
                                  card as soon as possible.

                                           Dated
                                  _____________________

                                         Signature


                                  ________________________

                                  Signature (Joint Owners)

     Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.